Exhibit 10.2

CHANGE IN CONTROL AGREEMENTS

Richard B. Christensen
Richard J. Christensen
Michel C. Cadieux
Mark de Vere White
Barbara J. Doyle
Steven M. Helmbrecht
John W. Holleran
Byron Jackson
Phillip Le Bris
Chuck McAtee
Philip C. Mezey
Sharelynn F. Moore
Simon Pontin
Marcel Regnier *
Jared P. Serff
Russell E. Vanos
Shannon M. Votava

*	Mr. Regnier's change in control agreement includes a modification relating to French laws (Filed as Exhibit 10.2 to Itron, Inc.’s Current Report on Form 8-K, filed on April 2, 2012 - File No. 0-22418)